PROPERTY, EQUIPMENT AND SOFTWARE, NET	12 Months Ended
Dec. 31, 2012
PROPERTY, EQUIPMENT AND SOFTWARE, NET
PROPERTY, EQUIPMENT AND SOFTWARE, NET

7.                          PROPERTY, EQUIPMENT AND SOFTWARE, NET

	As of December 31
	2011	2012
Equipment and office furniture	11,714	10,875
Leasehold improvements	2,894	2,734
Mask and tooling	1,758	661
Motor vehicles	1,506	1,398
Purchased software	3,614	3,352
Construction in progress	9,891	18,017
	31,377	37,037
Less: accumulated depreciation	(15,368)	(15,015)
impairment loss	(1,743)	(1,565)
	14,266	20,457

Depreciation expenses for the years ended December 31, 2010, 2011 and 2012 were $2,597, $3,806 and $2,038 respectively.

For the years ended December 31, 2010, 2011 and 2012, total interest capitalized was nil, nil and $55, respectively.

During the year ended December 31, 2011, the Group identified impairment indicators in connection with disposal of the mobile business and other obsolete assets related to the mobile business other than disposal. It was assessed that the future undiscounted cash flows for the property, equipment and software would be lower than its carrying amount. The Group assessed the fair value of the property, equipment and software by reference to the market value for similar assets and the remaining useful lives of the property, equipment and software, and then recognized an impairment charge, being the difference between the carrying value and the fair value of the equipment, amounting to $1,743. In the year ended December 31, 2012, the decrease in impairment loss was due to the disposal of the impaired items.

As of December 31, 2012, the amount of construction in progress to secure the long-term bank loan of Vimicro Tianjin by means of collateral was $17,209.